Exhibit 1.1

UDR, INC.

Common Stock
($0.01 par value)

AMENDMENT NO. 2 TO ATM SALES AGREEMENT

February 20, 2026

New York, New York 10036
BofA Securities, Inc. One Bryant Park New York, New York 10036	Nomura Securities International, Inc. (as forward seller through BTIG, LLC) 309 West 49th Street New York, NY 10019
BNY Mellon Capital Markets, LLC 240 Greenwich Street New York, New York 10286	Regions Securities LLC 615 South College Street, Suite 600 Charlotte, North Carolina 28202
BTIG, LLC 65 East 55th Street New York, New York 10022	RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281
Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013	TD Securities (USA) LLC 1 Vanderbilt Avenue New York, New York 10017
Jefferies LLC 520 Madison Avenue New York, New York 10022	Truist Securities, Inc. 50 Hudson Yards, 70th Floor New York, NY 10001
J.P. Morgan Securities LLC 270 Park Avenue New York, New York 10017	Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001
Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036
as Agents
Bank of America, N.A. One Bryant Park New York, New York 10036	Nomura Global Financial Products, Inc. 309 West 49th Street New York, NY 10019
The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Regions Securities LLC 615 South College Street, Suite 600 Charlotte, North Carolina 28202

Citibank, N.A. 388 Greenwich Street New York, New York 10013	Royal Bank of Canada 200 Vesey Street New York, New York 10281
Jefferies LLC 520 Madison Avenue New York, New York 10022	The Toronto-Dominion Bank c/o TD Securities (USA) LLC 1 Vanderbilt Avenue New York, New York 10017
JPMorgan Chase Bank, National Association 270 Park Avenue New York, New York 10017	Truist Bank 50 Hudson Yards, 70th Floor New York, NY 10001
Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036	Wells Fargo Bank, National Association 500 West 33rd Street New York, New York 10001
as Forward Purchasers

Ladies and Gentlemen:

Reference is made to the ATM Sales Agreement, dated July 29, 2021 (the “Agreement”) by and among UDR, Inc., a Maryland corporation (the “Company”) and BofA Securities, Inc., BNY Mellon Capital Markets, LLC, BTIG, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Regions Securities LLC, RBC Capital Markets, LLC, TD Securities (USA) LLC, Truist Securities, Inc., Wells Fargo Securities, LLC, or any other person that shall become an agent hereunder from time to time, each as sales agent, forward seller and/or principal, and Bank of America, N.A., The Bank of New York Mellon, Citibank, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association and Morgan Stanley & Co. LLC, Royal Bank of Canada, The Toronto-Dominion Bank, Truist Bank, Wells Fargo Bank, N.A., each (or its affiliate assignee) as forward purchaser, as amended by Amendment No. 1 thereto, dated February 14, 2023, by and among, the Company and BofA Securities, Inc., BNY Mellon Capital Markets, LLC, BTIG, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Regions Securities LLC, RBC Capital Markets, LLC, TD Securities (USA) LLC, Truist Securities, Inc., Wells Fargo Securities, LLC, or any other person that shall become an agent hereunder from time to time, each as sales agent, forward seller and/or principal (in any such capacity, each an “Agent”, and together the “Agents”), and Bank of America, N.A., The Bank of New York Mellon, Citibank, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Royal Bank of Canada, The Toronto-Dominion Bank, Truist Bank, Wells Fargo Bank, N.A., each (or its affiliate assignee) as forward purchaser (in such capacity, each a “Forward Purchaser”, and together the “Forward Purchasers”). On February 18, 2026, the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3 (File

No. 333-293550) (the “Registration Statement”), in respect of certain of the Company’s and the Operating Partnership’s securities, following the expiration of the Company’s automatic shelf registration statement on Form S-3 (File No. 333-269757) (the “Expired Registration Statement”). The Company, the Agents and the Forward Purchasers wish to amend the Agreement to reference the Registration Statement instead of the Expired Registration Statement and to reflect the addition of Nomura Securities International, Inc. (as forward seller through BTIG, LLC as its agent) and Nomura Global Financial Products, Inc. (together, with the Company, the Agents and the Forward Purchasers, the “Parties”) as a Forward Purchaser (this “Amendment”). The Parties therefore hereby agree as follows:

1.Agent(s).  The definitions in the Agreement of an “Agent” and the “Agents” (and all references in the Agreement thereto) are hereby amended and restated in their entirety to read as follows:

“BofA Securities, Inc., BNY Mellon Capital Markets, LLC, BTIG, LLC, Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc. (as forward seller through BTIG, LLC as its agent), Regions Securities LLC, RBC Capital Markets, LLC, TD Securities (USA) LLC, Truist Securities, Inc., Wells Fargo Securities, LLC, or any other person that shall become an agent hereunder from time to time, each as sales agent, principal (except in the case of Nomura Securities International, Inc.) and/or forward seller (except in the case of BTIG, LLC) (in any such capacity, each an “Agent”, and together the “Agents”)”

2.Forward Purchaser(s).  The definitions in the Agreement of a “Forward Purchaser” and the “Forward Purchasers” (and all references in the Agreement thereto) are hereby amended and restated in their entirety to read as follows:

“Bank of America, N.A., The Bank of New York Mellon, Citibank, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Royal Bank of Canada, The Toronto-Dominion Bank, Truist Bank, Wells Fargo Bank, N.A., each (or its affiliate assignee) as forward purchaser (in such capacity, each a “Forward Purchaser”, and together the “Forward Purchasers”)”

3.Commission File Number. Section 1(a) of the Agreement is hereby amended so that the reference to the Commission file number of the automatic shelf registration statement on Form S-3 filed by the Company with the Commission shall be file number 333-293550.

4.Effective Date. Section 1(a) of the Agreement is hereby amended to reflect that the effective date of the Registration Statement is February 18, 2026.

5.Notices. Section 11 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Section 11.Notices. All statements, requests, notices and agreements hereunder shall be in writing, and

(a)if to the Agents shall be delivered or sent by mail, e-mail, telephone or facsimile transmission to:

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Fax No.: (646) 855-3073

Attention: Syndicate Department,

With a copy to: ECM Legal

Fax. No.: (212) 230-8730,

BNY Mellon Capital Markets, LLC

240 Greenwich Street

New York, New York 10286

Attention: ATM Execution

E-mail: Michael.x.palma@bnymellon.com

With a copy to:

BNY Mellon Capital Markets Operation Department

240 Greenwich Street

New York, New York 10286

E-mail: bnymcmfiops@bnymellon.com,

BTIG, LLC

65 East 55th Street

New York, New York 10022

Attention: ATM Trading Desk

E-mail: BTIGUSATMTrading@btig.com,

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Fax No.: (646) 291-1469

Attention: General Counsel,

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: General Counsel,

J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

Attention: Special Equity Desk

Fax No.: (212) 622-8358

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Fax No.: (212) 404-9828

Attention: Equity Syndicate Desk with a copy to the Legal Department,

Nomura Securities International, Inc.

309 West 49th Street

New York, New York 10019

Attention: Structured Equity Solutions

Email: atmexecution@nomura.com

With a copy (which shall not constitute notice) to:

Attention: Equities Legal

Email: Dan.Rosenbaum@nomura.com

And to:

BTIG, LLC as agent of the forward seller, at the notice addresses provided for BTIG, LLC herein

RBC Capital Markets, LLC

200 Vesey Street, 8th Floor

New York, New York 10281

Attention: Equity Syndicate and TJ Opladen

Fax No.: (212) 428-6260

E-mail: tj.opladen@rbccm.com,

Regions Securities LLC

615 South College Street, Suite 600

Charlotte, North Carolina 28202

Attention: Brit Stephens

Phone: (980) 287-2734

E-mail: brit.stephens@regions.com,

With a copy to: ECMDesk@regions.com

TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

c/o Equity Capital Markets

E-mail: USTMG@tdsecurities.com,

Truist Securities, Inc.

50 Hudson Yards, 70th Floor

New York, NY 10001

Attention: Equity Capital Markets

E-mail: dl.atm.offering@truist.com,

and

Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

Attention: Equity Syndicate Department

Fax No.: (212) 214-5918,

(b)if to the Forward Purchasers shall be delivered or sent by mail, e-mail, telephone or facsimile transmission to:

Bank of America, N.A.
One Bryant Park
New York, New York 10036
Fax No.: (646) 855-6770
Attention: Strategic Equity Solutions Group

E-mail: dg.issuer_derivatives_notices@bofa.com,

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Attention: d1ny@bnymellon.com and JC.Mas@bnymellon.com,

Citibank, N.A.

390 Greenwich Street

New York, NY 10013

Attn: Eric Natelson; Theodore Finkelstein; Bianca Gotuaco

Telephone: (212) 723-7310; (212)-723-1693; (212)-723-1132

Email: eric.natelson@citi.com; Theodore.finkelstein@citi.com; bianca.gotuaco@citi.com; eq.us.corporates.middle.office@citi.com; eq.us.ses.notifications@citi.com,

With a copy to:

Citigroup Global Markets Inc.

390 Greenwich Street

New York, New York 10013

Email: setg.origination@citi.com,

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: Strategic Equity Transactions Group

Phone: (212) 708-2734

E-mail: SETG-US@jefferies.com and CorpEqDeriv@jefferies.com

With copies to: Sonia Han Levovitz, SHan@jefferies.com,

JPMorgan Chase Bank, National Association
New York Branch

270 Park Avenue

New York, New York 10017
Attention: EDG Marketing Support

E-mail: edg_notices@jpmorgan.com and edg_ny_corporate_sales_support@jpmorgan.com,

With a copy to: Stephanie Little, Stephanie.y.little@jpmorgan.com,

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Fax No.: (212) 404-9828

Nomura Global Financial Products, Inc.

309 West 49th Street

New York, New York 10019

Attention: Structured Equity Solutions

Email: cedamericas@nomura.com

With a copy (which shall not constitute notice) to:

Attention: Equities Legal

Email: nyequitieslegal@nomura.com

And to:

BTIG, LLC, at the notice addresses provided for BTIG, LLC herein

Regions Securities LLC

615 South College Street, Suite 600

Charlotte, North Carolina 28202

Attention: Brit Stephens

Phone: (980) 287-2734

E-mail: brit.stephens@regions.com,

With a copy to: ECMDesk@regions.com

Royal Bank of Canada

200 Vesey Street, 8th Floor

New York, New York 10281

Attention: Equity Syndicate Department

Phone: (877) 822-4089

E-mail: RBCECMCorporateEquityLinkedDocumentation@rbc.com,

The Toronto-Dominion Bank, c/o TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

Attention: Global Equity Derivatives

Phone: (212) 827-7306

E-mail: TDUSA-GEDUSInvestorSolutionsSales@tdsecurities.com and Bradford.Limpert@tdsecurities.com,

Truist Bank

50 Hudson Yards, 70th Floor

New York, NY 10001

Attention: Equity Capital Markets

E-mail: dl.atm.offering@truist.com, with a copy to Rakesh Mangat, rakesh.mangat@truist.com,

and

Wells Fargo Bank, National Association

500 West 33rd Street

New York, New York 10001

E-mail: CorporateDerivativeNotifications@wellsfargo.com,

and if to the Company to:

UDR, Inc.

1745 Shea Center Drive, Suite 200

Highlands Ranch, Colorado 80129

Fax No.: (720) 283-2453

Attention: Legal Department

Email: legal@udr.com

With a copy to:

Goodwin Procter LLP

1900 N Street, NW

Washington, D.C. 20036

(202) 346-4000

Attention: David M. Lynn

David H. Roberts

E-mail: DLynn@goodwinlaw.com, DRoberts@goodwinlaw.com

6.Waiver. Solely with respect to the filing of the Registration Statement, each of the undersigned Agents and Forward Purchasers hereby agree that the non-compliance by the Company with the requirements set forth in Section 3(q) of the Agreement relating to the Company filing a new automatic shelf registration statement prior to the Renewal Deadline is waived.

7.Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

8.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform

Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.Successors and Assigns.  An entity acting as a Forward Purchaser (the “Previous Forward Purchaser”) may, without the consent of the other parties hereto, designate an affiliate to replace it as Forward Purchaser (the “New Forward Purchaser”), in which case, from the date of such designation, the New Forward Purchaser shall for all the purposes of this Amendment and the Agreement be substituted for the Previous Forward Purchaser as a Forward Purchaser party hereto (as assignee of the Previous Forward Purchaser).

10.Agreement Remains in Effect.  Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect.  As amended hereby, the Agreement is ratified and confirmed in all respects.

Terms used herein but not otherwise defined are used herein as defined in the Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof; whereupon this instrument, along with all counterparts, will become a binding agreement among the Agents, the Forward Purchasers and the Company in accordance with its terms.

Very truly yours,

UDR, Inc.

By: /s/David D. Bragg____________________
Name: David D. Bragg
Title: Senior Vice President and Chief Financial Officer

Accepted as of the date hereof

In their capacity as Agents

BOFA SECURITIES, INC.

By:	/s/ Shawn Cepeda
Name: Shawn Cepeda
Title: Managing Director

BNY MELLON CAPITAL MARKETS, LLC

By:	/s/ Dan Klinger
Name: Dan Klinger
Title: Managing Director

BTIG, LLC

By:	/s/ Eric Clark
Name: Eric Clark
Title: Managing Director

Citigroup Global Markets Inc.

By:	/s/ Kevin Koeller
Name: Kevin Koeller
Title: Vice President

jefferies LLC

By:	/s/ William Barber
Name: William Barber
Title: Managing Director

J.P. Morgan Securities LLC

By:	/s/ Sanjeet Dewal
Name: Sanjeet Dewal
Title: Managing Director

[Signature Page – Amendment No. 2 to ATM Sales Agreement]

Morgan Stanley & Co. LLC

By:	/s/ Ethan Woo
Name: Ethan Woo
Title: Vice President

NOMURA SECURITIES INTERNATIONAL, INC., as forward seller (acting through BTIG, LLC as its agent)

By:	/s/ Jeffrey Petillo
Name: Jeffrey Petillo
Title: Authorized Representative

RBC CAPITAL MARKETS, LLC

By:	/s/ J.T. Deignan
Name: J.T. Deignan
Title: Managing Director

REGIONS SECURITIES LLC

By:	/s/ Edward L. Armstrong
Name: Edward L. Armstrong
Title: Managing Director - ECM

TD SECURITIES (USA) LLC

By:	/s/ Adriano Pierroz
Name: Adriano Pierroz
Title: Director

TRUIST SECURITIES, INC.

By:	/s/ Keith Carpenter
Name: Keith Carpenter
Title: Managing Director

[Signature Page – Amendment No. 2 to ATM Sales Agreement]

Wells Fargo securities, LLC

By:	/s/ Rohit Mehta
Name: Rohit Mehta
Title: Managing Director

[Signature Page – Amendment No. 2 to ATM Sales Agreement]

Accepted as of the date hereof

Acting their capacities as Forward Purchasers, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities as set forth in this Agreement

BANK OF AMERICA, N.A.
By:/s/ Shawn Cepeda_______________
Name: Shawn Cepeda
Title: Managing Director

THE BANK OF NEW YORK MELLON
By:/s/ Dan Klinger_________________
Name: Dan Klinger
Title: Managing Director

CITIBANK, N.A.
By:/s/ Eric Natelson________________
Name: Eric Natelson
Title: Authorized Signatory

JEFFERIES LLC
By:/s/ William Barber_____________
Name: William Barber
Title: Managing Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By:/s/ Sanjeet Dewal______________
Name: Sanjeet Dewal
Title: Managing Director

[Signature Page – Amendment No. 2 to ATM Sales Agreement]

MORGAN STANLEY & CO. LLC
By:/s/ Ellen Weinstein_______________
Name: Ellen Weinstein
Title: Managing Director

NOMURA GLOBAL FINANCIAL PRODUCTS, INC
By:/s/ Jeffrey Petillo________________
Name: Jeffrey Petillo
Title: Authorized Representative

REGIONS SECURITIES LLC
By:/s/ Edward L. Armstrong__________
Name: Edward L. Armstrong
Title: Managing Director - ECM

ROYAL BANK OF CANADA
By:/s/ Chris Amery _________________
Name: Chris Amery
Title: Managing Director

THE TORONTO-DOMINION BANK
By:/s/ Christopher Obalde____________
Name: Christopher Obalde
Title: Authorized Signatory

TRUIST BANK
By:/s/ Rakesh Mangat________________
Name: Rakesh Mangat
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:/s/ Kevin Brillhart________________
Name: Kevin Brillhart
Title: Managing Director

[Signature Page – Amendment No. 2 to ATM Sales Agreement]